UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2022

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 NE Mizner Boulevard, Suite 640, Boca Raton, FL 33432

(Address of Principal Executive Offices) (Zip Code)

(858) 964-3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INMB	The NASDAQ Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K that was filed with the Securities and Exchange Commission on December 30, 2020, the Board of Directors (the “Board”) of INmune Bio Inc., a Nevada corporation (the “Company”), approved and adopted a Rights Agreement, dated as of December 30, 2020 (the “Rights Agreement”), by and between the Company and VStock Transfer, LLC, as rights agent. As reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2021, the Company entered into Amendment No. 1 to the Rights Agreement (“Amendment No. 1) on December 20, 2021, to extend the expiration of the Rights Agreement to December 30, 2022.

On December 9, 2022, the Company and VStock Transfer, LLC entered into Amendment No. 2 to Rights Agreement (“Amendment No. 2”). Pursuant to Amendment No. 2, the Rights Agreement extended the expiration of the Rights Agreement to December 30, 2023.

The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, as amended by the Amendment No.1 and Amendment No. 2.

The foregoing description of the Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment No. 2, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Number	Description

4.1	Amendment No. 2 to Rights Agreement, dated as of December 9, 2022, between the Company and VStock Transfer LLC, as Rights Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2022	INMUNE BIO INC.

	By:	/s/ David Moss
David Moss
Chief Financial Officer

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